UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported): July 22, 2005

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	1-1373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code:	(262) 636-1200
_____________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 22, 2005 Modine Manufacturing Company announced the completion of the spin off of its Aftermarket business and immediate merger of the spun off business into Transpro, Inc. to form a combined company named Proliance International, Inc. The press release is attached as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99	Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ D.B. Rayburn
D.B. Rayburn President and Chief Executive Officer

By: /s/ D.R. Zakos
D.R. Zakos Vice President, General Counsel and Secretary

Date: July 25, 2005

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release dated July 22, 2005 announcing the spin off and merger of Modine’s Aftermarket Business into Transpro, Inc. and the forming of a new company named Proliance International, Inc.